                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 28, 2002


                          MEASUREMENT SPECIALTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   NEW JERSEY                           001-11906                22-2378738
----------------------------------------------   ------------------------       -------------
(STATE OR OTHER JURISDICTION OF INCORPORATION)   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                                              IDENTIFICATION NO.)

710 ROUTE 46 EAST, SUITE 206                                            07004
----------------------------------------                              ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-3020


80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY                             07004
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

      As described in our Annual Report on Form 10-K for the fiscal year ended March 31, 2002 (the "2002 Annual Report") and our Quarterly Reports on Form 10-Q for the three months ended June 30, 2002 (the "First Quarter 10-Q") and the three months ended September 30, 2002 (the "Second Quarter 10-Q"), we have restated (i) our previously issued financial statements for the fiscal year ended March 31, 2001, and (ii) our previously issued financial results for each of the quarterly periods in the fiscal year ended March 31, 2001 and the first three quarters in the fiscal year ended March 31, 2002.

      This Current Report on Form 8-K provides restated key financial information (unaudited) for each of the quarterly periods in the fiscal year ended March 31, 2001 and the first three quarters in the fiscal year ended March 31, 2002. This restated financial information is now the historical financial information of Measurement Specialties and supersedes the historical financial information included in our Quarterly Reports on Form 10-Q for each of the quarters in the fiscal year ended March 31, 2001 and the first three quarters in the fiscal year ended March 31, 2002.

      The restated consolidated financial information for the quarterly periods in the fiscal year ended March 31, 2001 reflects the following adjustments:

  -   Correction of errors in our valuations of inventory and costs of sales;

  - Reclassification of certain promotional costs from selling, general and administrative to a reduction in revenue;

  - Acceleration of amortization of deferred financing costs relating to our bank loan;

  -   Expensing of unallocated acquisition costs;

  - Straight-lining of lease expense in accordance with Statement of Financial Accounting Standards No. 13 "Accounting for Leases";

  -   Recomputation of our tax provision; and

  -   Certain other adjustments.

      The restated consolidated financial information for the first three quarters in the fiscal year ended March 31, 2002 reflects adjustments related to the correction of errors in our valuations of inventory and costs of sales.

      This Form 8-K should be read in conjunction with, and is subject to the more complete discussion of the restatement contained in, our other public filings with the Securities and Exchange Commission, including the 2002 Annual Report, First Quarter 10-Q and Second Quarter 10-Q.

                         QUARTERLY FINANCIAL INFORMATION
                                   (UNAUDITED)
                     $ IN THOUSANDS EXCEPT PER SHARE AMOUNTS

                                                                                           2001
                                                                                           ----
                                                       FIRST QUARTER   SECOND QUARTER  THIRD QUARTER   FOURTH QUARTER   YEAR ENDED
OPERATIONS:                                            ENDED JUNE 30   ENDED SEPT. 30  ENDED DEC 31    ENDED MARCH 31    MARCH 31
-----------                                            -------------   --------------  ------------    --------------    --------
                                                        AS RESTATED     AS RESTATED     AS RESTATED
Net sales                                               $    15,991     $    28,062     $    33,837     $    24,085     $   101,975
Cost of goods sold                                           10,785          16,588          24,351          15,214          66,938
                                                        -----------     -----------     -----------     -----------     -----------
  Gross profit                                                5,206          11,474           9,486           8,871          35,037
                                                        -----------     -----------     -----------     -----------     -----------
Operating expenses (income):
  Selling, general and administrative                         6,273           7,842           7,441           7,985          29,541
  Research and development                                    1,198           1,035           1,286           1,563           5,082
  Customer funding of research and development                 (775)         (1,023)           (608)         (1,726)         (4,132)
  Goodwill and other impairments                                 --              --              --              --              --
  Restructuring and other cost                                   --              --              --              --              --
                                                        -----------     -----------     -----------     -----------     -----------
       Total operating expenses                               6,696           7,854           8,119           7,822          30,491
                                                        -----------     -----------     -----------     -----------     -----------
  Operating income (loss)                                    (1,490)          3,620           1,367           1,049           4,546

  Interest expense, net                                         213             266             975           1,180           2,634
  Other (income) expense                                         --              --              --            (293)           (293)
                                                        -----------     -----------     -----------     -----------     -----------
                                                                213             266             975             887           2,341
                                                        -----------     -----------     -----------     -----------     -----------
Income (loss) before provision (benefit)
     for income taxes and cumulative effect
     of accounting change                                    (1,703)          3,354             392             162           2,205

  Provision (benefit) for income taxes                                        1,534             179            (705)          1,008
                                                        -----------     -----------     -----------     -----------     -----------
Income (loss) before cumulative effect
     of accounting change                                    (1,703)          1,820             213             867           1,197

Cumulative effect of accounting change, net of taxes                             --              --              --              --
                                                        -----------     -----------     -----------     -----------     -----------
Net income (loss)                                       $    (1,703)    $     1,820     $       213     $       867     $     1,197
                                                        ===========     ===========     ===========     ===========     ===========
Earnings (loss) per common share -
    Basic Income (loss) before cumulative effect
    of accounting change                                $     (0.43)    $      0.23     $      0.03     $      0.11     $      0.15
    Cumulative effect of accounting change                       --              --              --              --              --
                                                        -----------     -----------     -----------     -----------     -----------
    Net income (loss)                                   $     (0.43)    $      0.23     $      0.03     $      0.11     $      0.15
                                                        ===========     ===========     ===========     ===========     ===========
Earnings (loss) per common share -
    Diluted Income (loss) before cumulative
    effect of accounting change                         $     (0.43)    $      0.20     $      0.02     $      0.10     $      0.13
    Cumulative effect of accounting change                       --              --              --              --              --
                                                        -----------     -----------     -----------     -----------     -----------
    Net income (loss)                                   $     (0.43)    $      0.20     $      0.02     $      0.10     $      0.13
                                                        ===========     ===========     ===========     ===========     ===========
Weighted average number of common and
   common equivalent shares outstanding:
     Basic                                                    3,994           8,034           8,256           7,873           8,144
                                                        ===========     ===========     ===========     ===========     ===========
     Diluted                                                  3,994           8,932           9,017           8,660           9,045
                                                        ===========     ===========     ===========     ===========     ===========

                                                                                            2002
                                                                                            ----
                                                      FIRST QUARTER    SECOND QUARTER  THIRD QUARTER   FOURTH QUARTER    YEAR ENDED
OPERATIONS:                                           ENDED JUNE 30    ENDED SEPT. 30  ENDED DEC 31    ENDED MARCH 31     MARCH 31
-----------                                           --------------   --------------  ------------    --------------     --------
                                                        AS RESTATED     AS RESTATED     AS RESTATED
Net sales                                               $    25,658     $    34,612     $    42,658     $    29,691     $   132,619
Cost of goods sold                                           19,153          26,877          31,184          20,397          97,611
                                                        -----------     -----------     -----------     -----------     -----------
  Gross profit                                                6,505           7,735          11,474           9,294          35,008
                                                        -----------     -----------     -----------     -----------     -----------
Operating expenses (income):
  Selling, general and administrative                         7,011          10,997          10,189          16,267          44,464
  Research and development                                    1,259           2,021           1,649           1,662           6,591
  Customer funding of research and development                 (443)           (456)           (439)           (446)         (1,784)
  Goodwill and other impairments                                 --              --             779           6,700           7,479
  Restructuring and other cost                                   --              --              --           1,413           1,413
                                                        -----------     -----------     -----------     -----------     -----------
       Total operating expenses                               7,827          12,562          12,178          25,596          58,163
                                                        -----------     -----------     -----------     -----------     -----------
  Operating income (loss)                                    (1,322)         (4,827)           (704)        (16,302)        (23,155)

  Interest expense, net                                       1,002             978             670              31           2,681
  Other (income) expense                                        (16)             58             616            (217)            441
                                                        -----------     -----------     -----------     -----------     -----------
                                                                986           1,036           1,286            (186)          3,122
                                                        -----------     -----------     -----------     -----------     -----------
Income (loss) before provision (benefit)
     for income taxes and cumulative effect
     of accounting change                                    (2,308)         (5,863)         (1,990)        (16,116)        (26,277)

  Provision (benefit) for income taxes                          (11)            (28)            (10)          2,571           2,522
                                                        -----------     -----------     -----------     -----------     -----------
Income (loss) before cumulative effect
     of accounting change                                    (2,297)         (5,835)         (1,980)        (18,687)        (28,799)

Cumulative effect of accounting change, net of taxes           (248)             --              --              --            (248)
                                                        -----------     -----------     -----------     -----------     -----------
Net income (loss)                                       $    (2,545)    $    (5,835)    $    (1,980)    $   (18,687)    $   (29,047)
                                                        ===========     ===========     ===========     ===========     ===========
Earnings (loss) per common share -
    Basic Income (loss) before cumulative effect
    of accounting change                                $     (0.27)    $     (0.57)    $     (0.17)    $     (1.57)    $     (2.74)
    Cumulative effect of accounting change                    (0.03)             --              --              --           (0.02)
                                                        -----------     -----------     -----------     -----------     -----------
    Net income (loss)                                   $     (0.30)    $     (0.57)    $     (0.17)    $     (1.57)    $     (2.76)
                                                        ===========     ===========     ===========     ===========     ===========
Earnings (loss) per common share -
    Diluted Income (loss) before cumulative
    effect of accounting change                         $     (0.27)    $     (0.57)    $     (0.17)    $     (1.57)    $     (2.74)
    Cumulative effect of accounting change                    (0.03)             --              --              --           (0.02)
                                                        -----------     -----------     -----------     -----------     -----------
    Net income (loss)                                   $     (0.30)    $     (0.57)    $     (0.17)    $     (1.57)    $     (2.76)
                                                        ===========     ===========     ===========     ===========     ===========
Weighted average number of common and
   common equivalent shares outstanding:
     Basic                                                    8,423          10,272          11,562          11,879          10,531
                                                        ===========     ===========     ===========     ===========     ===========
     Diluted                                                  8,423          10,272          11,562          11,879          10,531
                                                        ===========     ===========     ===========     ===========     ===========

                         QUARTERLY FINANCIAL INFORMATION
                                   (UNAUDITED)
                     $ IN THOUSANDS EXCEPT PER SHARE AMOUNTS

                                                   FIRST QUARTER  SECOND QUARTER  THIRD QUARTER                   FIRST QUARTER
CONDENSED FINANCIAL POSITION:                      JUNE 30 2000   SEPT. 30, 2000  DEC. 31, 2000   MARCH 31, 2001   JUNE 30 2001
-----------------------------                      ------------   --------------  -------------   --------------   ------------
                                                    AS RESTATED     AS RESTATED     AS RESTATED                     AS RESTATED
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                         $       622     $     1,496     $     1,203     $       593     $       528
  Accounts receivable, trade, net                         9,763          19,407          18,766          14,902          16,045
  Inventories                                             9,282          17,426          18,184          24,362          24,099
  Prepaid expenses and other current assets               2,157           4,234           3,441           3,266           3,406
                                                    -----------     -----------     -----------     -----------     -----------
    Total current assets                                 21,824          42,563          41,594          43,123          44,078
                                                    -----------     -----------     -----------     -----------     -----------

PROPERTY AND EQUIPMENT, NET                               9,533          13,609          15,310          17,069          18,333
                                                    -----------     -----------     -----------     -----------     -----------

OTHER ASSETS:
  Goodwill, net                                           5,483          11,688          11,460          11,412          11,412
  Trademarks                                                 --              --              --              --              --
  Other assets                                            3,268           5,361           6,165           5,875           6,250
                                                    -----------     -----------     -----------     -----------     -----------
                                                          8,751          17,049          17,625          17,287          17,662
                                                    -----------     -----------     -----------     -----------     -----------
                                                    $    40,108     $    73,221     $    74,529     $    77,479     $    80,073
                                                    ===========     ===========     ===========     ===========     ===========

LIABILITIES  AND  SHAREHOLDERS'  EQUITY

CURRENT LIABILITIES:
  Current portion of long term debt                 $    11,975     $    34,068     $    33,605     $    36,736     $    38,482
  Accounts payable                                        7,057          13,634          14,827          13,713          18,220
  Accrued expenses and other current liabilities          6,995           8,809           9,183           8,132           6,725
                                                    -----------     -----------     -----------     -----------     -----------
    Total current liabilities                            26,027          56,511          57,615          58,581          63,427
                                                    -----------     -----------     -----------     -----------     -----------

OTHER LIABILITIES:
  Long term debt, net of current portion                     --              --              --              --              --
  Other liabilities                                         876           1,105           1,065           1,181           1,247
                                                    -----------     -----------     -----------     -----------     -----------
                                                            876           1,105           1,065           1,181           1,247
                                                    -----------     -----------     -----------     -----------     -----------
    Total liabilities                                    26,903          57,616          58,680          59,762          64,674
                                                    -----------     -----------     -----------     -----------     -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  Serial preferred stock;                                    --              --
  Common stock, no par                                    5,502           5,502           5,502           5,502           5,502
  Additional paid-in capital                              2,143           2,723           2,754           3,769           3,980
  Accumulated (deficit) retained earnings                 5,561           7,381           7,594           8,461           5,916
  Other comprehensive loss                                   (1)             (1)             (1)            (15)              1
                                                    -----------     -----------     -----------     -----------     -----------
           Total shareholders' equity                    13,205          15,605          15,849          17,717          15,399
                                                    -----------     -----------     -----------     -----------     -----------
                                                    $    40,108     $    73,221     $    74,529     $    77,479     $    80,073
                                                    ===========     ===========     ===========     ===========     ===========

                                                    SECOND QUARTER  THIRD QUARTER
CONDENSED FINANCIAL POSITION:                       SEPT. 30, 2001  DEC. 31, 2001   MARCH 31, 2002
-----------------------------                      ---------------  -------------   --------------
                                                      AS RESTATED     AS RESTATED
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                           $     1,295     $     1,114     $     4,542
  Accounts receivable, trade, net                          26,384          28,175          19,914
  Inventories                                              31,894          27,726          22,969
  Prepaid expenses and other current assets                 8,327          12,628           3,623
                                                      -----------     -----------     -----------
    Total current assets                                   67,900          69,643          51,048
                                                      -----------     -----------     -----------

PROPERTY AND EQUIPMENT, NET                                20,856          20,861          18,345
                                                      -----------     -----------     -----------

OTHER ASSETS:
  Goodwill, net                                            14,707          14,707           8,265
  Trademarks                                                9,989           9,930           9,549
  Other assets                                              1,347           1,327           2,405
                                                      -----------     -----------     -----------
                                                           26,043          25,964          20,219
                                                      -----------     -----------     -----------
                                                      $   114,799     $   116,468     $    89,612
                                                      ===========     ===========     ===========

LIABILITIES  AND  SHAREHOLDERS'  EQUITY

CURRENT LIABILITIES:
  Current portion of long term debt                   $    35,864     $    37,171     $    32,758
  Accounts payable                                         20,868          19,809          19,252
  Accrued expenses and other current liabilities            9,449          11,181           9,357
                                                      -----------     -----------     -----------
    Total current liabilities                              66,181          68,161          61,367
                                                      -----------     -----------     -----------

OTHER LIABILITIES:
  Long term debt, net of current portion                       --              --             249
  Other liabilities                                         1,181             861           1,169
                                                      -----------     -----------     -----------
                                                            1,181             861           1,418
                                                      -----------     -----------     -----------
    Total liabilities                                      67,362          69,022          62,785
                                                      -----------     -----------     -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  Serial preferred stock;
  Common stock, no par                                      5,502           5,502           5,502
  Additional paid-in capital                               41,863          43,872          42,346
  Accumulated (deficit) retained earnings                      81          (1,899)        (20,586)
  Other comprehensive loss                                     (9)            (29)           (435)
                                                      -----------     -----------     -----------
           Total shareholders' equity                      47,437          47,446          26,827
                                                      -----------     -----------     -----------
                                                      $   114,799     $   116,468     $    89,612
                                                      ===========     ===========     ===========

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEASUREMENT SPECIALTIES, INC.

Date: December 12, 2002                   By: /s/ John P. Hopkins
                                              ---------------------------------
                                              John P. Hopkins
                                              Chief Financial Officer